Exhibit 99

                                                       Cindy Koehn 415/396-3099
                                                       Investor Relations



FOR IMMEDIATE RELEASE
Tues., July 21, 1998

WELLS FARGO REPORTS INCREASE IN SECOND QUARTER EARNINGS
EARNINGS PER SHARE OF $3.91 VS. $3.62 IN FIRST QUARTER 1998
CASH EARNINGS PER SHARE OF $5.21 VS. $4.92 IN FIRST QUARTER 1998

               SAN FRANCISCO -- Wells Fargo & Co. (NYSE:WFC) today reported earnings per share for the quarter of $3.91, compared with $3.62 for the first quarter of 1998 and $2.49 for the second quarter of 1997. Return on average assets (ROA) was 1.45 percent and return on average common equity
(ROE) was 10.66 percent for the quarter, compared with 1.34 percent and 10.07 percent, respectively, for the first quarter of 1998. In the year-ago period, ROA was .92 percent and ROE was 6.88 percent.

          Cash earnings per share were $5.21 for the second quarter of 1998, compared with $4.92 for the first quarter of 1998 and $3.79 for the second quarter of 1997. Cash ROA was 2.11 percent and cash ROE was 37.78 percent for the second quarter of 1998, compared with 1.98 percent and 37.46 percent, respectively, for the first quarter of 1998. In the year-ago period, cash ROA was 1.51 percent and cash ROE was 29.27 percent. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible.

          "The company continues to see solid growth in our core businesses resulting in strong revenue momentum. The areas of Small Business and Middle Market Lending, Auto Leasing, and Capital Markets have been especially strong," said Chairman Paul Hazen. "This sustained growth enables us to enter the merger with Norwest with confidence and optimism."

          Net income was $337 million for the second quarter of 1998, compared with $315 million for the first quarter of 1998 and $228 million for the second quarter of 1997.

          Net interest income on a taxable-equivalent basis was $1.154 billion in the second quarter of 1998, compared with $1.130 billion in the first quarter of 1998 and $1.150 billion in the second quarter of 1997. The Company's net interest margin for the second quarter of 1998 was 6.22 percent, compared with 6.01 percent in the first quarter of 1998 and 5.93 percent in the second quarter of 1997. The increase from a year ago was primarily due to interest received on previously charged off loans and reduced levels of low-yielding securities.

                                       -more-

2/WF Earnings

          Noninterest income (NII) in the second quarter of 1998 was $735 million, compared with $726 million in the first quarter of 1998 and $679 million in the second quarter of 1997. The increase from a year ago was primarily due to a $58 million gain on the sale of the mortgage servicing business and higher fee income, largely offset by increased losses on dispositions of premises and equipment and a $33 million write-down of auto lease residuals.

          Noninterest expense (NIE) in the second quarter of 1998 was $1.097 billion, compared with $1.092 billion in the first quarter of 1998 and $1.246 billion in the second quarter of 1997. The decrease from a year ago was mostly due to a decrease in operating losses.

          The loan loss provision was $170 million for the second quarter of 1998, compared with $180 million for the first quarter of 1998 and $140 million for the second quarter of 1997. Net charge-offs in the second quarter of 1998 totaled $165 million, or 1.02 percent of average loans (annualized). In the first quarter of 1998, net charge-offs totaled $178 million, or 1.11 percent of average loans (annualized). In the second quarter of 1997, net charge-offs totaled $212 million, or 1.32 percent of average loans (annualized). The largest category of net charge-offs was credit card loans for all periods presented.

          At June 30, 1998, the allowance for loan losses of $1.835 billion equaled 2.85 percent of total loans, compared with 2.84 percent at March 31, 1998 and 2.82 percent at June 30, 1997. Total nonaccrual and restructured loans were $517 million at June 30, 1998, compared with $512 million at March 31, 1998 and $612 million at June 30, 1997. Foreclosed assets were $127 million at June 30, 1998, compared with $155 million at March 31, 1998 and $194 million at June 30, 1997.

          At June 30, 1998, the Company's preliminary risk-based capital ratios were 11.95 percent for total risk-based capital and 8.10 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The preliminary leverage ratio at June 30, 1998 was 7.55 percent. The ratio of common equity to total assets at June 30, 1998 was 13.60 percent.

________________
The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, customer disintermediation, technology changes (including the Year 2000 issue) and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                        ###
  Founded in 1852, Wells Fargo & Company has operations in Arizona, California,
     Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington.

        VISIT WELLS FARGO ON THE WORLD WIDE WEB AT HTTP://WWW.WELLSFARGO.COM


\
                                        - 3 -

Wells Earnings

Wels Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          % Change
                                                                                       Quarter ended            June 30, 1998 from
                                                              --------------------------------------       -----------------------
                                                               June 30,       Mar. 31,       June 30,       Mar. 31,       June 30,
(in millions)                                                     1998           1998           1997           1998           1997
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                                     $   337        $   315        $   228              7%            48%
Net income applicable to common stock                              333            311            222              7             50

Earnings per common share                                      $  3.91        $  3.62        $  2.49              8             57
Diluted earnings per common share                                 3.87           3.58           2.47              8             57

Dividends declared per common share                               1.30           1.30           1.30             --             --

Average common shares outstanding                                 85.2           85.8           89.0             (1)            (4)
Diluted average common shares outstanding                         86.1           86.6           89.9             (1)            (4)

Profitability ratios (annualized)
   Net income to average total assets (ROA)                       1.45%          1.34%           .92%             8             58
   Net income applicable to common stock to
     average common stockholders' equity (ROE)                   10.66          10.07           6.88              6             55

Efficiency ratio (1)                                              58.2%          58.9%          68.2%            (1)           (15)

Average loans                                                  $64,397        $65,067        $64,618             (1)             --
Average assets                                                  93,148         95,258         99,739             (2)            (7)
Average core deposits                                           69,807         69,858         73,524             --             (5)

Net interest margin                                               6.22%          6.01%          5.93%             3              5

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock                          $   444        $   423        $   338              5             31
Earnings per common share                                         5.21           4.92           3.79              6             37
Diluted earnings per common share                                 5.15           4.88           3.75              6             37
ROA                                                               2.11%          1.98%          1.51%             7             40
ROE                                                              37.78          37.46          29.27              1             29
Efficiency ratio                                                  51.2           51.7           60.6             (1)           (16)

AT PERIOD END
Investment securities                                          $ 8,449        $ 8,676        $11,530             (3)           (27)
Loans                                                           64,320         64,504         65,689             --             (2)
Allowance for loan losses                                        1,835          1,830          1,850             --             (1)
Goodwill                                                         6,837          6,943          7,231             (2)            (5)
Assets                                                          93,200         94,820        100,180             (2)            (7)
Core deposits                                                   70,209         72,041         73,545             (3)            (5)
Common stockholders' equity                                     12,675         12,528         12,831              1             (1)
Stockholders' equity                                            12,950         12,803         13,106              1             (1)

Capital ratios
   Common stockholders' equity to assets                         13.60%         13.21%         12.81%             3              6
   Stockholders' equity to assets                                13.90          13.50          13.08              3              6
   Risk-based capital (3)
       Tier 1 capital                                             8.10           7.76           7.49              4              8
       Total capital                                             11.95          11.58          11.45              3              4
Leverage (3)                                                      7.55           7.04           6.67              7             13

Book value per common share                                    $148.96        $146.90        $145.68              1              2

Staff (active, full-time equivalent)                            31,620         32,414         33,216             (2)            (5)

COMMON STOCK PRICE
High                                                           $387.25        $337.88        $287.88             15             35
Low                                                             329.13         295.00         246.00             12             34
Period end                                                      369.00         331.25         269.50             11             37


                                                                    Six months ended
                                                             -----------------------
                                                              June 30,       June 30,             %
                                                                 1998           1997         Change
---------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                                   $   652        $    568             15%
Net income applicable to common stock                            643             551             17

Earnings per common share                                    $  7.52        $   6.12             23
Diluted earnings per common share                               7.45            6.06             23

Dividends declared per common share                             2.60            2.60             --

Average common shares outstanding                               85.5            89.9             (5)
Diluted average common shares outstanding                       86.4            90.9             (5)

Profitability ratios (annualized)
   Net income to average total assets (ROA)                     1.40%           1.12%            25
   Net income applicable to common stock to
     average common stockholders' equity (ROE)                 10.37            8.46             23

Efficiency ratio (1)                                            58.5%           64.2%            (9)

Average loans                                                $64,730        $ 65,053             --
Average assets                                                94,197         102,569             (8)
Average core deposits                                         69,833          75,562             (8)

Net interest margin                                             6.12%           6.03%             1

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock                        $   866        $    781             11
Earnings per common share                                      10.13            8.69             17
Diluted earnings per common share                              10.03            8.59             17
ROA                                                             2.04%           1.71%            19
ROE                                                            37.62           33.06             14
Efficiency ratio                                                51.5            56.7             (9)

AT PERIOD END
Investment securities                                        $ 8,449        $ 11,530            (27)
Loans                                                         64,320          65,689             (2)
Allowance for loan losses                                      1,835           1,850             (1)
Goodwill                                                       6,837           7,231             (5)
Assets                                                        93,200         100,180             (7)
Core deposits                                                 70,209          73,545             (5)
Common stockholders' equity                                   12,675          12,831             (1)
Stockholders' equity                                          12,950          13,106             (1)

Capital ratios
   Common stockholders' equity to assets                       13.60%          12.81%             6
   Stockholders' equity to assets                              13.90           13.08              6
   Risk-based capital (3)
       Tier 1 capital                                           8.10            7.49              8
       Total capital                                           11.95           11.45              4
Leverage (3)                                                    7.55            6.67             13

Book value per common share                                  $148.96        $ 145.68              2

Staff (active, full-time equivalent)                          31,620          33,216             (5)

COMMON STOCK PRICE
High                                                         $387.25        $ 319.25             21
Low                                                           295.00          246.00             20
Period end                                                    369.00          269.50             37


---------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $30 million and $913 million, respectively, for the quarter ended June 30, 1998 and $61 million and $928 million, respectively, for the six months ended June 30, 1998. Goodwill amortization and average balance (which are not tax effected) were $81 million and $6,902 million, respectively, for the quarter ended June 30, 1998 and $162 million and $6,946 million, respectively, for the six months ended June 30, 1998.

(3)  The June 30, 1998 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME


-------------------------------------------------------------------------------------------------------------------------------

                                                                              Quarter                       Six months
                                                                        ended June 30,      %            ended June 30,       %
                                                                  -------------------              -------------------
     (in millions)                                                1998           1997  Change      1998           1997   Change
-------------------------------------------------------------------------------------------------------------------------------

     INTEREST INCOME
(1)  Federal funds sold and securities purchased
        under resale agreements                                 $   10         $    6      67 %  $   16         $   11       45 %
(2)  Investment securities                                         130            190     (32)      275            398      (31)
(3)  Loans                                                       1,515          1,507       1     3,027          3,057       (1)
(4)  Other                                                          21             13      62        43             24       79
                                                                 -----          -----             -----          -----
(5)       Total interest income                                  1,676          1,716      (2)    3,361          3,490       (4)
                                                                 -----          -----             -----          -----
     INTEREST EXPENSE
(6)  Deposits                                                      403            429      (6)      811            851       (5)
(7)  Federal funds purchased and securities sold
        under repurchase agreements                                 20             34     (41)       61             65       (6)
(8)  Commercial paper and other short-term borrowings                4              3      33        11              6       83
(9)  Senior and subordinated debt                                   73             78      (6)      148            159       (7)
(10) Guaranteed preferred beneficial interests in
        Company's subordinated debentures                           25             25      --        51             50        2
                                                                 -----          -----             -----          -----
(11)      Total interest expense                                   525            569      (8)    1,082          1,131       (4)
                                                                 -----          -----             -----          -----
(12) NET INTEREST INCOME                                         1,151          1,147      --     2,279          2,359       (3)
                                                                 -----          -----             -----          -----
(13) Provision for loan losses                                     170            140      21       350            245       43
                                                                 -----          -----             -----          -----
(14) Net interest income after
        provision for loan losses                                  981          1,007      (3)    1,929          2,114       (9)
                                                                 -----          -----             -----          -----
     NONINTEREST INCOME
(15) Fees and commissions                                          272            234      16       527            448       18
(16) Service charges on deposit accounts                           222            214       4       430            434       (1)
(17) Trust and investment services income                          114            112       2       228            221        3
(18) Investment securities gains                                    18              3     500        23              7      229
(19) Other                                                         109            116      (6)      252            209       21
                                                                 -----          -----             -----          -----
(20)      Total noninterest income                                 735            679       8     1,460          1,319       11
                                                                 -----          -----             -----          -----
     NONINTEREST EXPENSE
(21) Salaries                                                      303            316      (4)      608            656       (7)
(22) Incentive compensation                                         61             49      24       114             89       28
(23) Employee benefits                                              80             81      (1)      171            176       (3)
(24) Equipment                                                     100             98       2       197            192        3
(25) Net occupancy                                                  98             95       3       199            196        2
(26) Goodwill                                                       81             81      --       162            164       (1)
(27) Core deposit intangible                                        57             67     (15)      117            129       (9)
(28) Operating losses                                               25            180     (86)       56            222      (75)
(29) Other                                                         292            279       5       565            539        5
                                                                 -----          -----             -----          -----
(30)      Total noninterest expense                              1,097          1,246     (12)    2,189          2,363       (7)
                                                                 -----          -----             -----          -----
(31) INCOME BEFORE INCOME TAX
(32) EXPENSE                                                       619            440      41     1,200          1,070       12
(33) Income tax expense                                            282            212      33       548            502        9
                                                                 -----          -----             -----          -----
(34) NET INCOME                                                 $  337         $  228      48 %  $  652         $  568       15 %
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(35) NET INCOME APPLICABLE TO
        COMMON STOCK                                            $  333         $  222      50 %  $  643         $  551       17 %
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(37) EARNINGS PER COMMON SHARE                                  $ 3.91         $ 2.49      57 %  $ 7.52         $ 6.12       23 %
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(38) DILUTED EARNINGS PER COMMON SHARE                          $ 3.87         $ 2.47      57 %  $ 7.45         $ 6.06       23 %
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(39) DIVIDENDS DECLARED
        PER COMMON SHARE                                        $ 1.30         $ 1.30      -- %  $ 2.60         $ 2.60       -- %
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(40) Average common shares outstanding                            85.2           89.0      (4)%    85.5           89.9       (5)%
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---
(41) Diluted average common shares outstanding                    86.1           89.9      (4)%    86.4           90.9       (5)%
                                                                 -----          -----     ---     -----          -----      ---
                                                                 -----          -----     ---     -----          -----      ---

-------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         % Change
                                                                                                               June 30, 1998 from
                                                                                                           -----------------------
                                                               June 30,       Dec. 31,       June 30,      Dec. 31,       June 30,
          (in millions)                                           1998           1997           1997          1997           1997
----------------------------------------------------------------------------------------------------------------------------------
     ASSETS
(1)  Cash and due from banks                                   $ 7,130        $ 8,169       $  8,037           (13)%          (11)%
(2)  Federal funds sold and securities
        purchased under resale agreements                          590             82            224           620            163
(3)  Investment securities at fair value                         8,449          9,888         11,530           (15)           (27)
(4)  Loans                                                      64,320         65,734         65,689            (2)            (2)
(5)  Allowance for loan losses                                   1,835          1,828          1,850            --             (1)
                                                                ------         ------         ------
(6)     Net loans                                               62,485         63,906         63,839            (2)            (2)
                                                                ------         ------         ------
(7)  Due from customers on acceptances                              88             98             97           (10)            (9)
(8)  Accrued interest receivable                                   466            507            519            (8)           (10)
(9)  Premises and equipment, net                                 2,017          2,117          2,262            (5)           (11)
(10) Core deposit intangible                                     1,592          1,709          1,835            (7)           (13)
(11) Goodwill                                                    6,837          7,031          7,231            (3)            (5)
(12) Other assets                                                3,546          3,949          4,606           (10)           (23)
                                                                ------         ------         ------
(13)    Total assets                                           $93,200        $97,456       $100,180            (4)            (7)%
                                                                ------         ------         ------           ---            ---
                                                                ------         ------         ------           ---            ---
     LIABILITIES
(14) Noninterest-bearing deposits                              $23,411        $23,953       $ 24,284            (2)%           (4)%
(15) Interest-bearing deposits                                  47,039         48,246         49,464            (3)            (5)
                                                                ------         ------         ------
(16)    Total deposits                                          70,450         72,199         73,748            (2)            (4)
(17) Federal funds purchased and securities
        sold under repurchase agreements                         1,262          3,576          4,237           (65)           (70)
(18) Commercial paper and other short-term borrowings              287            249            208            15             38
(19) Acceptances outstanding                                        88             98             97           (10)            (9)
(20) Accrued interest payable                                      193            175            196            10             (2)
(21) Other liabilities                                           2,256          2,403          2,869            (6)           (21)
(22) Senior debt                                                 1,684          1,983          1,734           (15)            (3)
(23) Subordinated debt                                           2,731          2,585          2,686             6              2
(24) Guaranteed preferred beneficial interests in
        Company's subordinated debentures                        1,299          1,299          1,299            --             --

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                               275            275            275            --             --
(26) Common stock - $5 par value,
        authorized 150,000,000 shares;
        issued and outstanding 85,091,451 shares,
        86,152,779 shares and 88,078,690 shares                    425            431            440            (1)            (3)
(27) Additional paid-in capital                                  8,347          8,712          9,305            (4)           (10)
(28) Retained earnings                                           3,837          3,416          3,064            12             25
(29) Cumulative other comprehensive income                          66             55             22            20            200
                                                                ------         ------         ------
(30)    Total stockholders' equity                              12,950         12,889         13,106            --             (1)
                                                                ------         ------         ------
(31)    Total liabilities and stockholders' equity             $93,200        $97,456       $100,180            (4)%           (7)%
                                                                ------         ------        -------           ---            ---
                                                                ------         ------        -------           ---            ---

---------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY


----------------------------------------------------------------------------------------------------


                                                                            Six months ended June 30,
                                                                            ------------------------
(in millions)                                                                    1998           1997
----------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                  $12,889        $14,112
Net income                                                                        652            568
Other comprehensive income (loss), net of tax:
   Change in foreign currency translation adjustments                              --              4
   Change in investment securities valuation allowance                             11             (1)
Common stock issued under employee benefit and
   dividend reinvestment plans                                                     53             45
Preferred stock redeemed                                                           --           (325)
Common stock repurchased                                                         (424)        (1,044)
Preferred stock dividends                                                          (9)           (17)
Common stock dividends                                                           (222)          (236)
                                                                              -------        -------
BALANCE, END OF PERIOD                                                        $12,950        $13,106
                                                                              -------        -------
                                                                              -------        -------

----------------------------------------------------------------------------------------------------





LOANS

----------------------------------------------------------------------------------------------------


                                                               JUNE 30,   December 31,       June 30,
(in millions)                                                     1998           1997           1997
----------------------------------------------------------------------------------------------------
Commercial                                                     $21,268        $20,144        $19,464
Real estate 1-4 family first mortgage                            7,863          8,869          9,757
Other real estate mortgage                                      11,452         12,186         11,747
Real estate construction                                         2,499          2,320          2,378
Consumer:
   Real estate 1-4 family junior lien mortgage                   5,413          5,865          6,008
   Credit card                                                   4,472          5,039          5,090
   Other revolving credit and monthly payment                    6,757          7,185          7,749
                                                               -------        -------        -------
      Total consumer                                            16,642         18,089         18,847
Lease financing                                                  4,458          4,047          3,373
Foreign                                                            138             79            123
                                                               -------        -------        -------

      Total loans                                              $64,320        $65,734        $65,689
                                                               -------        -------        -------
                                                               -------        -------        -------

----------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Quarter ended              Six months ended
                                                              --------------------------------------       ----------------------
                                                              JUNE 30,      March 31,       June 30,       JUNE 30,       June 30,
(in millions)                                                    1998           1998           1997           1998           1997
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                   $1,830         $1,828         $1,922         $1,828         $2,018

Provision for loan losses                                         170            180            140            350            245

Loan charge-offs:
   Commercial                                                     (46)           (49)           (60)           (95)          (129)
   Real estate 1-4 family first mortgage                           (4)            (4)            (5)            (8)           (10)
   Other real estate mortgage                                     (10)            --             (2)           (11)           (10)
   Real estate construction                                        (2)            (1)            (2)            (2)            (3)
   Consumer:
     Real estate 1-4 family junior lien mortgage                   (2)            (3)            (6)            (6)           (12)
     Credit card                                                 (117)          (118)          (133)          (235)          (248)
     Other revolving credit and monthly payment                   (48)           (55)           (57)          (102)          (113)
                                                               ------         ------         ------         ------         ------
        Total consumer                                           (167)          (176)          (196)          (343)          (373)
   Lease financing                                                (11)           (11)           (10)           (22)           (20)
                                                               ------         ------         ------         ------         ------
             Total loan charge-offs                              (240)          (241)          (275)          (481)          (545)
                                                               ------         ------         ------         ------         ------

Loan recoveries:
   Commercial                                                      13             19             20             32             33
   Real estate 1-4 family first mortgage                            1              3              1              4              2
   Other real estate mortgage                                      28              9              8             36             30
   Real estate construction                                         1             --             --              1              1
   Consumer:
     Real estate 1-4 family junior lien mortgage                    1              2              1              3              3
     Credit card                                                   12             11             11             23             22
     Other revolving credit and monthly payment                    17             16             19             33             35
                                                               ------         ------         ------         ------         ------
        Total consumer                                             30             29             31             59             60
   Lease financing                                                  2              3              3              6              6
                                                               ------         ------         ------         ------         ------
             Total loan recoveries                                 75             63             63            138            132
                                                               ------         ------         ------         ------         ------
               Total net loan charge-offs                        (165)          (178)          (212)          (343)          (413)
                                                               ------         ------         ------         ------         ------

BALANCE, END OF PERIOD                                         $1,835         $1,830         $1,850         $1,835         $1,850
                                                               ------         ------         ------         ------         ------
                                                               ------         ------         ------         ------         ------
Total net loan charge-offs as a percentage
   of average loans (annualized)                                 1.02 %         1.11 %         1.32 %         1.07 %         1.28 %
                                                               ------         ------         ------         ------         ------
                                                               ------         ------         ------         ------         ------
Allowance as a percentage of total loans                         2.85 %         2.84 %         2.82 %         2.85 %         2.82 %
                                                               ------         ------         ------         ------         ------
                                                               ------         ------         ------         ------         ------

---------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

------------------------------------------------------------------------------------------
                                                     JUNE 30,       Dec. 31,       June 30,
(in millions)                                           1998           1997           1997
------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                            $165           $155           $179
  Real estate 1-4 family first mortgage                   88            104            102
  Other real estate mortgage                             213            228            283
  Real estate construction                                30             23             19
  Consumer:
     Real estate 1-4 family junior lien mortgage          18             17             17
     Other revolving credit and monthly payment            3              1              2
                                                         ---            ---            ---
       Total nonaccrual loans                            517            528            602
Restructured loans                                        --              9             10
                                                         ---            ---            ---
Nonaccrual and restructured loans                        517            537            612
As a percentage of total loans                            .8%            .8%            .9%

Foreclosed assets                                        127            158            194
Real estate investments (1)                                3              4              5
                                                         ---            ---            ---
Total nonaccrual and restructured loans
  and other assets                                      $647           $699           $811
                                                         ---            ---            ---
                                                         ---            ---            ---
------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $162 million, $172 million and $158 million at June 30, 1998, December 31, 1997 and June 30, 1997, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Quarter                            Six months
                                                           ended June 30,                        ended June 30,
                                                        ----------------            %       ------------------              %
(in millions)                                           1998        1997       Change       1998          1997         Change
-----------------------------------------------------------------------------------------------------------------------------
Fees and commissions:
  Credit card membership and other credit card fees     $ 62        $ 55           13%    $  129        $  100             29%
  ATM network fees                                        50          43           16         94            82             15
  Charges and fees on loans                               43          33           30         83            64             30
  Debit and credit card merchant fees                     25          24            4         47            46              2
  Mutual fund and annuity sales fees                      23          16           44         43            32             34
  All other                                               69          63           10        131           124              6
                                                         ---         ---                   -----         -----
     Total fees and commissions                          272         234           16        527           448             18
Service charges on deposit accounts                      222         214            4        430           434             (1)
Trust and investment services income:
  Asset management and custody fees                       63          61            3        125           122              2
  Mutual fund management fees                             46          45            2         91            84              8
  All other                                                5           6          (17)        12            15            (20)
                                                         ---         ---                   -----         -----
     Total trust and investment services income          114         112            2        228           221              3
Investment securities gains                               18           3          500         23             7            229
Income from equity investments accounted for by the:
  Cost method                                             34          40          (15)        83            91             (9)
  Equity method                                           16          15            7         31            30              3
Check printing charges                                    21          18           17         38            36              6
Gains on sales of loans                                   17           7          143         53            13            308
Gains from dispositions of operations                     74           1           --         71             8            788
Losses on dispositions of premises and equipment         (42)         (6)         600        (51)          (36)            42
All other                                                (11)         41           --         27            67            (60)
                                                         ---         ---                   -----         -----
   Total                                                $735        $679            8%    $1,460        $1,319             11%
                                                         ---         ---          ---      -----         -----            ---
                                                         ---         ---          ---      -----         -----            ---
-----------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Quarter                            Six months
                                                           ended June 30,                        ended June 30,
                                                        ----------------            %       ------------------              %
(in millions)                                           1998        1997       Change       1998          1997         Change
-----------------------------------------------------------------------------------------------------------------------------
Salaries                                              $  303      $  316           (4)%   $  608        $  656             (7)%
Incentive compensation                                    61          49           24        114            89             28
Employee benefits                                         80          81           (1)       171           176             (3)
Equipment                                                100          98            2        197           192              3
Net occupancy                                             98          95            3        199           196              2
Goodwill                                                  81          81           --        162           164             (1)
Core deposit intangible:
  Nonqualifying (1)                                       51          59          (14)       103           113             (9)
  Qualifying                                               6           8          (25)        14            16            (13)
Operating losses                                          25         180          (86)        56           222            (75)
Contract services                                         68          59           15        133           115             16
Telecommunications                                        33          36           (8)        64            73            (12)
Security                                                  19          22          (14)        40            44             (9)
Postage                                                   18          22          (18)        37            45            (18)
Outside professional services                             29          21           38         48            36             33
Advertising and promotion                                 33          21           57         54            34             59
Stationery and supplies                                   12          16          (25)        26            36            (28)
Travel and entertainment                                  17          15           13         33            29             14
Check printing                                            12          14          (14)        24            30            (20)
Outside data processing                                   17          13           31         30            26             15
Foreclosed assets                                         (5)          5           --         (1)           (4)           (75)
All other                                                 39          35           11         77            75              3
                                                       -----       -----                   -----         -----
     Total                                            $1,097      $1,246          (12)%   $2,189        $2,363             (7)%
                                                       -----       -----          ---      -----         -----           ----
                                                       -----       -----          ---      -----         -----           ----
-----------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Quarter ended June 30,
                                                              --------------------------------------------------------------------
                                                                                           1998                               1997
                                                              ---------------------------------    -------------------------------
                                                                                       INTEREST                           Interest
                                                               AVERAGE       YIELDS/     INCOME/   Average     Yields/      income/
  (in millions)                                                BALANCE        RATES     EXPENSE    balance      rates      expense
----------------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS

 (1) Federal funds sold and securities purchased
       under resale agreements                                 $   689         5.63%     $   10    $   451       5.67%      $    6
 (2) Investment securities at fair value (2):
       U.S. Treasury securities                                  2,086         6.12          32      2,688       6.06           41
 (3)   Securities of U.S. government agencies
         and corporations                                        3,331         6.56          54      5,926       6.44           96
 (4)   Private collateralized mortgage obligations               2,246         6.66          37      2,939       6.64           49
 (5)   Other securities                                            494         7.07           8        322       6.50            4
                                                                 -----                    -----     ------                    ----
 (6)     Total investment securities at fair value               8,157         6.51         131     11,875       6.40          190
     Loans:
 (7)  Commercial                                                20,657         8.96         462     18,432       9.10          418
 (8)  Real estate 1-4 family first mortgage                      8,123         7.45         151      9,927       7.53          187
 (9)  Other real estate mortgage                                11,788         9.98         293     11,573       9.23          266
(10)  Real estate construction                                   2,456         9.56          59      2,262      10.03           57
      Consumer:
(11)    Real estate 1-4 family junior lien mortgage              5,478         9.35         128      6,035       9.37          141
(12)    Credit card                                              4,555        15.28         174      5,164      14.44          186
(13)    Other revolving credit and monthly payment               6,844         9.02         154      7,835       9.35          183
                                                                 -----                    -----     ------                    ----
(14)      Total consumer                                        16,877        10.82         456     19,034      10.74          510
(15)  Lease financing                                            4,368         8.63          94      3,264       8.65           71
(16)  Foreign                                                      128         7.48           2        126       6.43            2
                                                                ------                    -----     ------                    ----
(17)        Total loans                                         64,397         9.44       1,517     64,618       9.37        1,511
(18) Other                                                       1,225         7.19          21        721       6.84           13
                                                                ------                    -----     ------                    ----
               Total earning assets                            $74,468         9.05       1,679    $77,665       8.87        1,720
                                                                ------                    -----     ------                    ----
                                                                ------                              ------
     FUNDING SOURCES

     Deposits:
(19)   Interest-bearing checking                               $ 1,770         1.37           6    $ 1,895       1.33            6
(20)   Market rate and other savings                            30,393         2.67         202     32,519       2.60          211
(21)   Savings certificates                                     14,966         5.10         190     15,669       5.09          199
(22)   Other time deposits                                         215         4.69           3        165       4.51            2
(23)   Deposits in foreign offices                                 136         4.95           2        833       5.45           11
                                                                ------                    -----     ------                   -----
(24)        Total interest-bearing deposits                     47,480         3.40         403     51,081       3.37          429
(25) Federal funds purchased and securities sold
       under repurchase agreements                               1,536         5.35          20      2,492       5.42           34
(26) Commercial paper and other short-term borrowings              248         6.27           4        216       7.11            4
(27) Senior debt                                                 1,733         6.27          27      1,751       6.36           28
(28) Subordinated debt                                           2,686         6.80          46      2,884       6.94           50
(29) Guaranteed preferred beneficial interests in Company's
       subordinated debentures                                   1,299         7.81          25      1,299       7.81           25
                                                                ------                    -----     ------                   -----
(30)        Total interest-bearing liabilities                  54,982         3.83         525     59,723       3.83          570
(31) Portion of noninterest-bearing funding sources             19,486           --          --     17,942         --           --
                                                                ------                    -----     ------                   -----
(32)           Total funding sources                           $74,468         2.83         525    $77,665       2.94          570
                                                                ------                    -----     ------                    ----
                                                                ------                              ------
(33) NET INTEREST MARGIN AND NET INTEREST INCOME ON
       A TAXABLE-EQUIVALENT BASIS (3)                                          6.22%     $1,154                  5.93%      $1,150
                                                                               ----       -----                ------        -----
                                                                               ----       -----                ------        -----
     NONINTEREST-EARNING ASSETS

(34) Cash and due from banks                                   $ 6,453                             $ 7,654
(35) Goodwill                                                    6,902                               7,271
(36) Other                                                       5,325                               7,149
                                                                ------                              ------
               Total noninterest-earning assets                $18,680                             $22,074
                                                                ------                              ------
                                                                ------                              ------
     NONINTEREST-BEARING FUNDING SOURCES

(37) Deposits                                                  $22,678                             $23,441
(38) Other liabilities                                           2,686                               3,273
(39) Preferred stockholders' equity                                275                                 371
(40) Common stockholders' equity                                12,527                              12,931
(41) Noninterest-bearing funding sources used to
       fund earning assets                                     (19,486)                            (17,942)
                                                                ------                              ------
(42)           Net noninterest-bearing funding sources         $18,680                             $22,074
                                                                ------                              ------
                                                                ------                              ------
(43) TOTAL ASSETS                                              $93,148                             $99,739
                                                                ------                              ------
                                                                ------                              ------

---------------------------------------------------------------------------------------------------------------------------------





(1) The average prime rate of Wells Fargo Bank was 8.50% for the quarters ended June 30, 1998 and 1997. The average three-month London Interbank Offered Rate (LIBOR) was 5.69% and 5.81% for the same quarters, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $8,065 million and $11,897 million for the quarters ended June 30, 1998 and 1997, respectively.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended June 30, 1998 and 1997.

    Wells Fargo & Company and Subsidiaries
    AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Six months ended June 30,
                                                              -------------------------------------------------------------------
                                                                                        1998                                 1997
                                                              ------------------------------     --------------------------------
                                                                                   INTEREST                             Interest
                                                              AVERAGE    YIELDS/    INCOME/     Average     Yields/       income/
    (in millions)                                             BALANCE     RATES     EXPENSE     balance      rates       expense
---------------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS

 (1) Federal funds sold and securities purchased
       under resale agreements                                $  559       5.65%     $   16    $    413       5.56%       $   11
 (2) Investment securities at fair value (2):
       U.S. Treasury securities                                2,275       6.10          68       2,801       6.05            84
 (3)   Securities of U.S. government agencies
         and corporations                                      3,659       6.59         119       6,313       6.42           203
 (4)   Private collateralized mortgage obligations             2,213       6.68          74       3,036       6.61           101
 (5)   Other securities                                          491       7.21          17         345       6.42            10
                                                             -------                -------    --------                  -------
 (6)    Total investment securities at fair value              8,638       6.52         278      12,495       6.38           398
     Loans:
 (7)  Commercial                                              20,340       9.04         913      18,419       9.04           827
 (8)  Real estate 1-4 family first mortgage                    8,394       7.47         313      10,080       7.47           376
 (9)  Other real estate mortgage                              11,961       9.58         569      11,562      10.06           576
(10)  Real estate construction                                 2,398       9.61         114       2,280       9.89           112
      Consumer:
(11)    Real estate 1-4 family junior lien mortgage            5,598       9.44         262       6,102       9.34           283
(12)    Credit card                                            4,694      15.13         355       5,247      14.25           374
(13)    Other revolving credit and monthly payment             6,961       9.08         314       8,052       9.30           372
                                                             -------                -------    --------                  -------
(14)      Total consumer                                      17,253      10.84         931      19,401      10.65         1,029
(15)  Lease financing                                          4,267       8.67         185       3,172       8.74           139
(16)  Foreign                                                    117       7.86           5         139       6.93             5
                                                             -------                -------    --------                  -------
(17)         Total loans                                      64,730       9.41       3,030      65,053       9.47         3,064
(18) Other                                                     1,187       7.32          43         713       6.55            24
                                                             -------                -------    --------                  -------
                Total earning assets                         $75,114       9.02       3,367     $78,674       8.93         3,497
                                                             -------                -------    --------                  -------
                                                             -------                           --------

     FUNDING SOURCES

     Deposits:
(19)   Interest-bearing checking                             $ 1,748       1.42          12    $  1,904       1.24            12
(20)   Market rate and other savings                          30,434       2.68         404      33,307       2.57           425
(21)   Savings certificates                                   15,074       5.13         383      15,594       5.07           392
(22)   Other time deposits                                       247       4.81           6         171       4.21             4
(23)   Deposits in foreign offices                               257       5.15           7         697       5.32            18
                                                             -------                -------    --------                  -------
(24)         Total interest-bearing deposits                  47,760       3.43         812      51,673       3.32           851
(25) Federal funds purchased and securities sold
       under repurchase agreements                             2,256       5.41          61       2,459       5.30            65
(26) Commercial paper and other short-term borrowings            354       6.07          10         223       6.06             6
(27) Senior debt                                               1,822       6.29          57       1,876       6.27            58
(28) Subordinated debt                                         2,632       6.95          91       2,911       6.93           101
(29) Guaranteed preferred beneficial interests in Company's
       subordinated debentures                                 1,299       7.80          51       1,275       7.83            50
                                                             -------                -------    --------                  -------
(30)         Total interest-bearing liabilities               56,123       3.88       1,082      60,417       3.77         1,131
(31) Portion of noninterest-bearing funding sources           18,991         --          --      18,257         --            --
                                                             -------                -------    --------                  -------
(32)            Total funding sources                        $75,114       2.91       1,082     $78,674       2.90         1,131
                                                             -------                -------    --------                  -------
                                                             -------                           --------
(33) NET INTEREST MARGIN AND NET INTEREST INCOME ON
       A TAXABLE-EQUIVALENT BASIS (3)                                      6.12%     $2,285                   6.03%       $2,366
                                                                           ----      ------                   ----        ------
                                                                           ----      ------                   ----        ------
     NONINTEREST-EARNING ASSETS

(34) Cash and due from banks                                 $ 6,629                           $  8,799
(35) Goodwill                                                  6,946                              7,288
(36) Other                                                     5,508                              7,808
                                                             -------                           --------
                Total noninterest-earning assets             $19,083                           $ 23,895
                                                             -------                           --------
                                                             -------                           --------

     NONINTEREST-BEARING FUNDING SOURCES

(37) Deposits                                                $22,577                           $ 24,757
(38) Other liabilities                                         2,705                              3,819
(39) Preferred stockholders' equity                              275                                459
(40) Common stockholders' equity                              12,517                             13,117
(41) Noninterest-bearing funding sources used to
       fund earning assets                                   (18,991)                           (18,257)
                                                             -------                           --------
(42)            Net noninterest-bearing funding sources      $19,083                           $ 23,895
                                                             -------                           --------
                                                             -------                           --------

(43) TOTAL ASSETS                                            $94,197                           $102,569
                                                             -------                           --------
                                                             -------                           --------
--------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.50% and 8.38% for the six months ended June 30, 1998 and 1997, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.68% and 5.69% for the same periods, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $8,541 million and $12,503 million for the six months ended June 30, 1998 and 1997, respectively.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the six months ended June 30, 1998 and 1997.